Business Combination - Summary of Estimated Fair Values of Assets Acquired and Liabilities Assumed (Detail) - USD ($) $ in Thousands	Aug. 31, 2016	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Assets acquired and liabilities assumed
Goodwill		$ 185,138	$ 185,138	$ 163,154	$ 163,154
Runbook Company B.V.
Business Acquisition [Line Items]
Total cash consideration to selling shareholders	$ 34,052
Assets acquired and liabilities assumed
Cash and cash equivalents	2,564
Accounts receivable	2,518
Prepaid expenses and other current assets	718
Property and equipment	427
Intangible assets	9,790
Accounts payable	(285)
Accrued expenses and other current liabilities	(376)
Deferred revenue	(501)
Net deferred income tax liabilities	(2,787)
Net assets	12,068
Goodwill	$ 21,984